POWER OF ATTORNEY

         Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Bruce A. Mahon and Richard P. Rosa, and each of them singly, his true and lawful attorneys will full power to them, and each of them singly, to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.


/s/Bruce A. Mahon          Chairman of the Board and CEO           July 31, 1998
-------------------------  (Principal Executive Officer)
BRUCE A. MAHON

/s/Michael E. Golden       Vice Chairman of the Board              July 31, 1998
-------------------------
MICHAEL E. GOLDEN

/s/Leslie E. Goodman       Director                                July 31, 1998
-------------------------
LESLIE E. GOODMAN

/s/Thomas L. Gray, Jr.     Director                                July 31, 1998
-------------------------
THOMAS L. GRAY, JR.

/s/Sidney L. Hofing        Director                                July 31, 1998
-------------------------
SIDNEY L. HOFING

/s/Peter L. A. Pantages    Director                                July 31, 1998
-------------------------
PETER L. A. PANTAGES

/s/Richard P. Rosa         Director and Chief Financial Officer    July 31, 1998
-------------------------  (Principal Accounting and Financial
RICHARD P. ROSA            Officer)


/s/Craig A. Spencer        Director                                July 31, 1998
-------------------------
CRAIG A. SPENCER

/s/Mark A. Wolters         Director                                July 31, 1998
-------------------------
MARK A. WOLTERS

/s/George R. Zoffinger     Director                                July 31, 1998
-------------------------
GEORGE R. ZOFFINGER